CounterPath Closes Private Placement

VANCOUVER, BC, Canada — December 15, 2016 — CounterPath Corporation (NASDAQ: CPAH) (TSX: PATH), a global provider of award-winning, over-the-top (OTT) Unified Communications (UC) solutions for enterprises and carriers, today announced the closing of a non-brokered private placement of 454,097 shares of common stock (each, a “Share”) of the Company at a price of US$2.05 per Share for total gross proceeds of US$930,898.85 (the “Offering”).

The net proceeds from the Offering will be used to: (1) market Bria X, the Company’s Unified Communications-as-a-Service (UCaaS) offering that overlays existing PBX and VoIP Services and adds provisioning, messaging, presence and screen sharing; (2) expand sales and business development resources; (3) fund development for integration of the Company’s UC solutions with other enterprise applications; and (4) for general corporate purposes.

Terence Matthews, Chairman and the Company’s largest shareholder, KMB Trac Two Holdings Ltd., the Company’s second largest shareholder and Donovan Jones, President and Chief Executive Officer, subscribed to the full amount of the Offering.  The Offering constituted a “related party transaction” within the meaning of Multilateral Instrument 61-101 Protection of Minority Security Holders in Special Transactions (“MI 61-101”). The issuance to the insiders is exempt from the valuation requirement of MI 61-101 by virtue of the exemption contained in sections 5.5(a) and 5.7(a) of MI 61-101 in that the fair market value of the consideration of the shares issued to the related parties did not exceed 25% of the Company’s market capitalization. As the Offering is a related party transaction and was announced less than 21 days before its closing, MI 61-101 requires the Company to explain why the shorter period was reasonable or necessary in the circumstances. In the view of the Company it was necessary to immediately close the Offering and therefore, such shorter period was reasonable and necessary in the circumstances to improve the Company’s financial position.

All of the securities issued by the Company in connection with the Offering will be subject to hold periods expiring on April 16, 2017 under Canadian securities laws, and will also be subject to applicable hold periods under United States securities laws.  None of the securities issued have been registered under the United States Securities Act of 1933, as amended (the “1933 Act”), and none of them may be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the 1933 Act. This press release shall not constitute an offer to sell or a solicitation of an offer to buy nor shall there be any sale of the securities in any State where such offer, solicitation, or sale would be unlawful.

Early Warning Disclosure

Kanata Research Park Corporation (“KRPC”), located at 555 Legget Drive, Suite 206, Kanata, Ontario, Canada K3K 2X3, purchased 198,000 Shares issued pursuant to the Offering for aggregate consideration of US$405,900 (CDN$532,677.17) in reliance on the prospectus exemption contained in section 2.10 of National Instrument 45-106 Prospectus Exemptions. KRPC acquired the Shares for investment purposes. Wesley Clover International Corporation (“Wesley Clover”) owns 100% of the issued and outstanding voting shares of KRPC. Dr. Terence H. Matthews, with business address of 390 March Road, Suite 110, Kanata, Ontario, Canada K2K 0G7, owns 99.999% of the issued and outstanding voting shares of Wesley Clover.

The Shares acquired by KRPC pursuant to the Offering represent 4.3% of the Shares of the Company outstanding as of December 15, 2016 before completion of the Offering.

Following the acquisition by KRPC, KRPC owns 1,351,550 Shares on a fully diluted basis, including 75,000 Shares that may be acquired upon the exercise by KRPC of warrants and 39,246 Shares that may be acquired on the conversion of deferred share Shares (each, a “DSU”) of the Issuer (which DSU’s are held directly by Dr. Matthews).  The 1,351,550 Shares represent 26.4% of the Shares outstanding as of December 15, 2016 following completion of the Offering on a fully diluted basis, which includes 75,000 Shares that may be acquired on the exercise of warrants held by KRPC and 39,246 Shares that may be acquired on the conversion of DSUs.

Kanata acquired the Shares of the Issuer for investment purposes.  Kanata intends to monitor the business and affairs of the Issuer, including its financial performance, and depending upon these factors, market conditions and other factors, Kanata may acquire additional securities of the Issuer as it deems appropriate.  Alternatively, Kanata may dispose of some or all of the Shares in privately negotiated transactions or otherwise.

An early warning report in respect of the above transaction will be filed with the relevant Canadian securities regulatory authorities. A copy of such report may be obtained from SEDAR at www.sedar.com or by contacting David Karp at 604-628-9364.

KMB Trac Two Holdings Ltd. (“KMB”), located at 3540 Morgan Creek Way, Surrey, British Columbia, Canada V3Z 0J7, purchased 243,902 Shares issued pursuant to the Offering for aggregate consideration of US$499,999.10 (CDN$656,166.80) in reliance on the prospectus exemption contained in section 2.10 of National Instrument 45-106 Prospectus Exemptions. KMB acquired the Shares for investment purposes. Karen Bruk is the sole shareholder of KMB. Karen Bruk also holds 14,600 Shares of the Company.  Karen Bruk and Steven Bruk, Karen Bruk’s spouse, exercise shared investment power over the Shares of the Company held by Karen Bruk and KMB.  Steven Bruk is the legal and beneficial owner of 29,347 Shares.

The Shares acquired by KMB pursuant to the Offering represent 5.4% of the Shares of the Company outstanding as of December 15, 2016 before completion of the Offering.

Following the acquisition by KMB, KMB owns 775,907 Shares on a fully diluted basis, including 65,000 Shares that may be acquired upon the exercise by KMB of warrants and 14,600 Shares held directly by Karen Bruk.  The 775,907 Shares represent 15.3% of the Shares outstanding as of December 15, 2016 following completion of the Offering on a fully diluted basis, which includes 65,000 Shares that may be acquired on the exercise of warrants held by KMB.  Including the 29,347 Shares held by Steven Bruk, the 805,254 Shares represent 15.9% of the Shares outstanding as of December 15, 2016 following completion of the Offering on a fully diluted basis, which includes 65,000 Shares that may be acquired on the exercise of warrants held by KMB.

KMB acquired the Shares of the Issuer for investment purposes.  KMB intends to monitor the business and affairs of the Issuer, including its financial performance, and depending upon these factors, market conditions and other factors, KMB may acquire additional securities of the Issuer as it deems appropriate.  Alternatively, KMB may dispose of some or all of the Shares in privately negotiated transactions or otherwise.

An early warning report in respect of the above transaction will be filed with the relevant Canadian securities regulatory authorities. A copy of such report may be obtained from SEDAR at www.sedar.com or by contacting David Karp at 604-628-9364.

About CounterPath
CounterPath Unified Communications solutions are changing the face of telecommunications. An industry and user favorite, Bria softphones for desktop, tablet and mobile devices, together with Stretto Platform™ server solutions, enable operators, OEMs and enterprises large and small around the globe to offer a seamless and unified over-the-top (OTT) communications experience across both fixed and mobile networks. The Bria and Stretto combination enables an improved user experience as an overlay to the most popular UC and IMS telephony and applications servers on the market today. Standards-based, cost-effective and reliable, CounterPath’s award-winning solutions power the voice and video calling, messaging, and presence offerings of customers such as AT&T, Avaya, BroadSoft, BT, Cisco Systems, GENBAND, Metaswitch Networks, Mitel, NEC, Network Norway, Nokia, Rogers and Verizon. Visit www.counterpath.com.

Contacts:
David Karp
Chief Financial Officer
Email: dkarp@counterpath.com
Tel: (604) 628-9364

Forward-looking Statements

This news release contains "forward-looking statements". Statements in this news release which are not purely historical, are forward-looking statements and include any statements regarding beliefs, plans, outlook, expectations or intentions regarding the future such as: (i) the net proceeds received by CounterPath from the Offering will be used for marketing Bria X, expanding sales and business development resources; funding development for integration of the Company’s UC solutions with other enterprise applications and for general corporate purposes, (ii) the early warning reports mentioned in this news release will be filed with Canadian regulators, and (ii) that the hold period on the Shares issued pursuant to the Offering will expire on the date stated in this news release.

The forward-looking statements involve risks and uncertainties. It is important to note that actual outcomes and the Company’s actual results could differ materially from those in such forward-looking statements. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others: (1) the lack of cash flow which may affect CounterPath’s ability to continue as a going concern, (2) the variability in CounterPath’s sales from reporting period to reporting period due to extended sales cycles as a result of selling CounterPath’s products through channel partners or the length of time of deployment of CounterPath’s products by its customers, (3) the inability to predict subscription renewal rates and the impact these rates may have on our future revenue and operating results, (4) a decline in the Company’s stock price or insufficient investor interest in the Company’s securities which may impact the Company’s ability to raise additional financing as required or be delisted from a stock exchange on which its common stock trades, (5) the impact of intellectual property litigation that could materially and adversely affect CounterPath’s business, (6) the failure to develop new and innovative products using the Company’s technologies.  Readers should also refer to the risk disclosures outlined in the Company’s quarterly reports on Form 10-Q, or in the annual reports on Form 10-K, and the Company’s other disclosure documents filed from time-to-time with the Securities and Exchange Commission at www.sec.gov and the Company’s interim and annual filings and other disclosure documents filed from time-to-time on SEDAR at www.sedar.com.

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